Exhibit 99.1

OPTICON (OPCN) CONTINUES ITS INROAD INTO THE EXPLODING AFRICAN TELECOMMUNICATIONS MARKETPLACE

Company Signs Sales Agreement with MFUMO Networking Solutions of South Africa

Tuesday, May 05, 2009, 9:00 am ET

St. Petersburg, FL—May 05, 2009 -- OptiCon Systems, Inc. (OTC BB:OPCN.OB - News) announced today that the Company has signed an Exclusive Sales Representative Agreement with Mfumo Networking Solutions of South Africa, to sell the OptiCon Fiber Management Software to Government Agencies in South Africa. Mfumo Networking Solutions of South Africa has grown to becoming one of the country's premier IT practices laying thousands of miles of fiber optics cabling for the government and telecommunication companies throughout South Africa. The term of the contract is for 12 months, renewable for additional 12-month periods. The estimated revenue projected from this contract alone throughout its term should add $5M-$10M to our revenue. This revenue projection does not include our other sales agreements effective in South Africa or Africa.

The growth of fiber network communications in South Africa is at its infant stage. The country has seen double digit growth over the past 2 years in voice and data demand and South Africa is aggressively working on fiber infrastructure to comply with the need for global communications as the country readies for the World Cup Soccer Tournament in 2010. Private investment into South African fiber networks has seen a tremendous increase with the market expected to grow ten-fold over the next 3-5 years. In addition, the national government, major cities and municipalities are committed to expanding fiber optic coverage to governmental office buildings, schools and outlying areas. The Governor of Gauteng province, the largest of South Africa’s seven provinces with over 15 million people, announced in a recent speech , the government’s commitment to fiber optic connectivity throughout the province.

“This agreement with Mfumo will give OptiCon a major competitive advantage in South African and an opportunity to sell its OptiCon Fiber Optic Management System to all government agencies at a time when the government is deploying nationwide fiber optic systems. Mfumo’s expertise and knowledge in the South Africa Telecomm market will give OptiCon a distinct market advantage and provide OptiCon the opportunity to introduce our superior software system into South Africa and the African continent. Through this agreement, Government Agencies will have the most cutting-edge fiber optic network management system in the market today”, stated Sam Talari, Chairman of OptiCon Systems, Inc.

About OptiCon Systems

OptiCon, through its subsidiary, OptiCon Systems, Inc., provides Wireline, Wireless and fiber optics network management solutions offering proprietary state-of-the-art software, professional services and integrated systems. OptiCon Systems have been in use by companies seeking the best solution in managing their networks for the past 10 years. The company's software solutions automate all aspects of the physical and logical layer management, fault detection and delivery of information. The scalability of the software systems permits the Company to target large communications and telecom companies servicing millions of global customers to medium-sized companies managing a single facility. Besides OptiCon Network Manager (ONMS), the company will soon offer PowerCon Energy Systems (PES) that is designed to manage large power networks and facilities for power and alternative energy companies globally. The PES/ONMS isolates (power/fiber) cable cuts, breaks, and faults, and service degradation and other power and optical events to within plus or minus five feet of the event, and produces a global positioning system location for the outage to an approximate five foot section of cable.

For more information, please visit www.opticonsystemsinc.com.

Forward-Looking Statements

This press release may contain forward-looking statements covered within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, plans and timing for the introduction or enhancement of our services and products, statements about future market conditions, supply and demand conditions, and other expectations, intentions and plans contained in this press release that are not historical fact and involve risks and uncertainties. Our expectations regarding future revenues depend upon our ability to develop and supply products and services that we may not produce today and that meet defined specifications. When used in this press release, the words "plan," "expect," "believe," and similar expressions generally identify forward-looking statements. These statements reflect our current expectations. They are subject to a number of risks and uncertainties, including, but not limited to, changes in technology and changes in pervasive markets.

Contact:

     Media Contact:

     OptiCon Systems, Inc.
     investors@opticonsystemsinc.com

_______________________
Source: OptiCon Systems, Inc.

OPTICON (OPCN) CONTINUES ESTABLISHING ITS MARKETING TEAM IN THE SOUTH AFRICA MARKETPLACE

COMPANY SIGNS ANOTHER SALES AGREEMENT

Thursday, May 07, 2009, 4:05 pm ET

ST. PETERSBURG, FL—May 05, 2009 -- OptiCon Systems, Inc. (OTC BB:OPCN.OB - News) announced today that the Company has signed a non-exclusive Sales Representative Agreement with Cheryl Jacobs of South Africa, to sell the OptiCon Fiber Management Software to local telecommunications and private companies in South Africa.

The growth of fiber network communications in South Africa although in an infant stage, the country has been aggressively working on fiber infrastructure to comply with the need for global communications as the country readies for the World Cup Soccer Tournament in 2010.  Private investment continues to expand their foothold into the South African fiber networks, and is expected to see a substantial increase with the market expected to grow ten-fold over the next 3-5 years.  In addition to local and foreign companies, the national government, major cities and municipalities are committed to expanding fiber optic coverage to governmental office buildings, schools and outlying areas.

“This agreement with Ms. Jacobs brings excellent experience in the industry and depth to the OptiCon Marketing Team in South Africa provides an additional opportunity to sell its OptiCon Fiber Optic Management System to local telecommunications companies and to private telecommunication companies and private users at a time when the country is in the process of expanding its fiber systems. Ms. Jacobs expertise and knowledge in the telecommunication industry and specifically working with fiber optic cabling companies in South Africa, give OptiCon a distinct market advantage and provide OptiCon the opportunity to introduce our superior software system into the country. We may also have more news about our efforts in SA and India in coming days.”, stated Sam Talari, Chairman of OptiCon Systems, Inc.

About OptiCon Systems

OptiCon, through its subsidiary, OptiCon Systems, Inc., provides Wireline, Wireless and fiber optics network management solutions offering proprietary state-of-the-art software, professional services and integrated systems. OptiCon Systems have been in use by companies seeking the best solution in managing their networks for the past 10 years. The company's software solutions automate all aspects of the physical and logical layer management, fault detection and delivery of information. The scalability of the software systems permits the Company to target large communications and telecom companies servicing millions of global customers to medium-sized companies managing a single facility. Besides OptiCon Network Manager (ONMS), the company will soon offer PowerCon Energy Systems (PES) that is designed to manage large power networks and facilities for power and alternative energy companies globally. The PES/ONMS isolates (power/fiber) cable cuts, breaks, and faults, and service degradation and other power and optical events to within plus or minus five feet of the event, and produces a global positioning system location for the outage to an approximate five foot section of cable.

For more information, please visit www.opticonsystemsinc.com.

Forward-Looking Statements

This press release may contain forward-looking statements covered within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, plans and timing for the introduction or enhancement of our services and products, statements about future market conditions, supply and demand conditions, and other expectations, intentions and plans contained in this press release that are not historical fact and involve risks and uncertainties. Our expectations regarding future revenues depend upon our ability to develop and supply products and services that we may not produce today and that meet defined specifications. When used in this press release, the words "plan," "expect," "believe," and similar expressions generally identify forward-looking statements. These statements reflect our current expectations. They are subject to a number of risks and uncertainties, including, but not limited to, changes in technology and changes in pervasive markets.

Contact:

     Media Contact:

     OptiCon Systems, Inc.
     investors@opticonsystemsinc.com

_______________________
Source: OptiCon Systems, Inc.

OPTICON (OPCN) CONTINUES ITS EXPANSION INTO THE SOUTH AFRICAN TELECOMMUNICATIONS MARKET

Company Signs to Help Build the Largest Network Operating Centers (NOC)  in South Africa for OptiCon

Friday, May 08,  2009, 5 PM ET

St. Petersburg, FL—May 11, 2009 -- OptiCon Systems, Inc. (OTC BB:OPCN.OB - News) announced today that the Company has signed an Exclusive Agency Agreement with Mfumo Networking Solutions of South Africa to represent OptiCon Systems in South Africa by providing the Company’s customers with data services, relative to the installation of the OptiCon Fiber Management Software, including mapping and monitoring the Customers’ network systems, and providing all other professional services relating to the use of the Company’s software. As part of the Agreement, Mfumo Networking is committed to making a substantial investment in the infrastructure, including facilities, equipment, personnel, and marketing to build the largest network operating centers in the African Continent for OptiCon. The term of the contract is for 24 months, renewable for additional 12-month periods. The estimated revenue generated from this contract throughout its initial term should add $8M-$12M to our gross revenue number.

Mfumo Networking has grown to become one of the country's premier IT companies and a pioneer of sustainable information technology solutions for South African Businesses competing in the global arena.  Mfumo Networking’s excellent relationships with local municipalities and governmental agencies will be an asset in expanding OptiCon’ s market strategies into these areas.

Although South Africa has seen a double digit growth over the past 2 years in voice and data demand, it is considered by most standards the tip of the iceberg in terms of anticipated demand for voice and data services. Currently, South Africa is aggressively working on fiber infrastructure to comply with the need for global communications as the country readies for the World Cup Soccer Tournament in 2010.  The country has yet began fiber optic penetration into the private sector, and has had limited penetration into the Governmental and business sectors.   Private and governmental investment into South African fiber network market is expected to grow ten-fold over the next 3-5 years.

 In addition, the national government, major cities and municipalities are committed to expanding fiber optic coverage to office buildings, schools and outlying areas, and continue to award major contracts for the installation of fiber optic lines throughout the country.  The first installation of the Company’s software will be done for the Ekurhuleni municipality, the largest in South Africa, and thought to be the only municipality in the world that owns its own fiber optic network.  The local municipalities and national government are commitment to fiber optic connectivity throughout the country.

“This Agreement with Mfumo will provide OptiCon a physical presence and a major competitive advantage in South Africa with a great opportunity to deploy our Fiber Optic Management System to all government agencies at a time when the government is deploying nationwide fiber optic systems, and are in dire need to maintain critical networks up and running with as little interruption as possible; OptiCon provides the solution to their needs.  Mfumo’s expertise and knowledge in the South Africa Telecomm market and business relationships built over the years provides OptiCon a platform for expansion not only in South Africa but to the surrounding countries in southern Africa. Through this agreement, South Africa will have the most cutting-edge fiber optic network management system and Network Operating Center to manage those networks in the market today”, stated Sam Talari, Chairman of OptiCon Systems, Inc.

About OptiCon Systems

OptiCon Systems, Inc., provides Wireline, Wireless and fiber optics network management solutions offering proprietary state-of-the-art software, professional services and integrated systems. OptiCon Systems have been in use by companies seeking the best solution in managing their networks for the past 10 years. The company's software solutions automate all aspects of the physical and logical layer management, fault detection and delivery of information. The scalability of the software systems permits the Company to target large communications and telecom companies servicing millions of global customers to medium-sized companies managing a single facility. Besides OptiCon Network Manager (ONMS), the company will soon offer PowerCon Energy Systems (PES) that is designed to manage large power networks and facilities for power and alternative energy companies globally. The PES/ONMS isolates (power/fiber) cable cuts, breaks, and faults, and service degradation and other power and optical events to within plus or minus five feet of the event, and produces a global positioning system location for the outage to an approximate five foot section of cable.

For more information, please visit www.opticonsystemsinc.com.

Forward-Looking Statements

This press release may contain forward-looking statements covered within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, plans and timing for the introduction or enhancement of our services and products, statements about future market conditions, supply and demand conditions, and other expectations, intentions and plans contained in this press release that are not historical fact and involve risks and uncertainties. Our expectations regarding future revenues depend upon our ability to develop and supply products and services that we may not produce today and that meet defined specifications. When used in this press release, the words "plan," "expect," "believe," and similar expressions generally identify forward-looking statements. These statements reflect our current expectations. They are subject to a number of risks and uncertainties, including, but not limited to, changes in technology and changes in pervasive markets.

Contact:

     Media Contact:

     OptiCon Systems, Inc.
     investors@opticonsystemsinc.com

_______________________
Source: OptiCon Systems, Inc.

OptiCon (OPCN) and Mfumo Help South African Government Build and Manage Nation Wide Fiber Optics

OptiCon Deploys Fiber Optic Management System to All Government Agencies

On Monday May 11, 2009, 10:35 am EDT

ST. PETERSBURG, FL--(MARKET WIRE)--May 11, 2009 -- OptiCon Systems, Inc. (OTC BB:OPCN.OB - News) announced today that the Company has signed an Exclusive Agency Agreement with Mfumo Networking Solutions of South Africa to represent OptiCon Systems in South Africa by providing the Company's customers with data services, relative to the installation of the OptiCon Fiber Management Software, including mapping and monitoring the customers' network systems, and providing all other professional services relating to the use of the Company's software. As part of the Agreement, Mfumo Networking is committed to making a substantial investment in the infrastructure, including facilities, equipment, personnel, and marketing, to build the largest network operating centers in the African Continent for OptiCon. The term of the contract is for 24 months, renewable for additional 12-month periods. The estimated revenue projected from this contract throughout its initial term should add $8M-$12M to our gross revenue.

The national government, major cities and municipalities are committed to expanding fiber optic coverage to office buildings, schools and outlying areas, and continue to award major contracts for the installation of fiber optic lines throughout the country. The first installation of the Company's software will be done for the Ekurhuleni municipality, the largest in South Africa, and thought to be the only municipality in the world that owns its own fiber optic network. The local municipalities and national government are committed to fiber optic connectivity throughout the country.

"This Agreement with Mfumo will provide OptiCon a physical presence and a major competitive advantage in South Africa with a great opportunity to deploy our Fiber Optic Management System to all government agencies at a time when the government is deploying nationwide fiber optic systems, and are in dire need to maintain critical networks up and running with as little interruption as possible; OptiCon provides the solution to their needs. Mfumo's expertise and knowledge in the South Africa Telecomm market and business relationships built over the years provide OptiCon a platform for expansion not only in South Africa but to the surrounding countries in southern Africa. Through this agreement, South Africa will have the most cutting-edge fiber optic network management system and Network Operating Center to manage those networks in the market today," stated Sam Talari, Chairman of OptiCon Systems, Inc.

About OptiCon Systems

OptiCon Systems, Inc. provides Wireline, Wireless and fiber optics network management solutions offering proprietary state-of-the-art software, professional services and integrated systems. OptiCon Systems have been in use by companies seeking the best solution in managing their networks for the past 10 years. The company's software solutions automate all aspects of the physical and logical layer management, fault detection and delivery of information. The scalability of the software systems permits the Company to target large communications and telecom companies servicing millions of global customers to medium-sized companies managing a single facility. Besides OptiCon Network Manager (ONMS), the company will soon offer PowerCon Energy Systems (PES) that is designed to manage large power networks and facilities for power and alternative energy companies globally. The PES/ONMS isolates (power/fiber) cable cuts, breaks, and faults, and service degradation and other power and optical events to within plus or minus five feet of the event, and produces a global positioning system location for the outage to an approximate five foot section of cable.

For more information, please visit www.opticonsystemsinc.com.

Forward-Looking Statements

This press release may contain forward-looking statements covered within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, plans and timing for the introduction or enhancement of our services and products, statements about future market conditions, supply and demand conditions, and other expectations, intentions and plans contained in this press release that are not historical fact and involve risks and uncertainties. Our expectations regarding future revenues depend upon our ability to develop and supply products and services that we may not produce today and that meet defined specifications. When used in this press release, the words "plan," "expect," "believe," and similar expressions generally identify forward-looking statements. These statements reflect our current expectations. They are subject to a number of risks and uncertainties, including, but not limited to, changes in technology and changes in pervasive markets.

Contact:

     Media Contact:
     OptiCon Systems, Inc.
     investors@opticonsystemsinc.com

OptiCon (OPCN) Intends to Spin-Off PowerCon Energy Systems

PowerCon Fills Big Niche in “Green” Market

Tuesday May 12, 2009 9 am ET

St. Petersburg, FL—May 12, 2009 -- OptiCon Systems, Inc. (OTC BB:OPCN.OB - News) a leading global provider of communications and telecommunications software for Wireline, Wireless and fiber optics, announced today that, Mr. Sam Talari, acting CEO of the Company, proposed to the board of directors, that the Company’s division, PowerCon Energy Systems, be spun-off.

OptiCon Systems today announced that its Board of Directors will consider the spin-off of its unit PowerCon Energy Systems and if the proposed spin-off is approved by the Board of Directors, the Company will establish the record date for determining the record holders of Company common stock for purposes of receiving the pro rata “spin-off” distribution (the “Spin-Off”) of the Company’s interest in PowerCon Energy Systems to all of the Company’s shareholders, as of such date. Shareholder approval of the spin-off is not required, and you are not required to take any action to receive your PowerCon Systems common stock, if the proposal is accepted by the Board of Directors.

The company's recent inroad in development of first generation "PowerCon Energy Systems", based on the robust R4 (Ranger 4) architecture, a state-of-the-art system to monitor and maintain the flow of power for alternative energy companies such as solar, wind and hydro-kinetic, will be the first industry software system that manages the energy chain from production, storage and delivery. Private money funds and other investment communities are investing millions of dollars into green technology software everyday such as “PowerCon Energy Systems”.

According to the new United Nations Environment Program Report, in 2007, the governments support for renewable energy is growing rapidly as well. At least 48 countries now have some type of renewable energy promotion policy, including 14 developing countries. Most targets are for shares of electricity production, typically 5 percent to30 percent, by 2010-2012. The same report finds that investors raised over $148 billion, a 60 percent increase over 2006 for renewable and alternative energy projects.  Moreover, despite market downturns from the credit crisis, investments into clean energy have continued to remain strong during the first half of 2008.

Sam Talari acting CEO of the Company, indicated as follows:

“We are pleased to announce this possible spin-off and pro rata distribution to all of the Company’s shareholders, of the Company’s unit, PowerCon Energy System. We believe that there are many business purposes for such a spin-off, including the overall unlocking of shareholder value, current market need for this type of software in this high flying “Green” market, lack of availability of a power related enterprise software, the enabling of PowerCon to attract and maintain a superlative management team with equity-related incentives, greater liquidity, acquisitions and greater access to public or private capital, including debt and equity. “

About OptiCon Systems

OptiCon Systems, Inc., provides Wireline, Wireless and fiber optics network management solutions offering proprietary state-of-the-art software, professional services and integrated systems. OptiCon Systems have been in use by companies seeking the best solution in managing their networks for the past 10 years. The company's software solutions automate all aspects of the physical and logical layer management, fault detection and delivery of information. The scalability of the software systems permits the Company to target large communications and telecom companies servicing millions of global customers to medium-sized companies managing a single facility. Besides OptiCon Network Manager (ONMS), the company will soon offer PowerCon Energy Systems (PES) that is designed to manage large power networks and facilities for power and alternative energy companies globally. The PES/ONMS isolates (power/fiber) cable cuts, breaks, and faults, and service degradation and other power and optical events to within plus or minus five feet of the event, and produces a global positioning system location for the outage to an approximate five foot section of cable.

For more information, please visit www.opticonsystemsinc.com.

Forward-Looking Statements

This press release may contain forward-looking statements covered within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, plans and timing for the introduction or enhancement of our services and products, statements about future market conditions, supply and demand conditions, and other expectations, intentions and plans contained in this press release that are not historical fact and involve risks and uncertainties. Our expectations regarding future revenues depend upon our ability to develop and supply products and services that we may not produce today and that meet defined specifications. When used in this press release, the words "plan," "expect," "believe," and similar expressions generally identify forward-looking statements. These statements reflect our current expectations. They are subject to a number of risks and uncertainties, including, but not limited to, changes in technology and changes in pervasive markets.

Contact:

     Media Contact:

     OptiCon Systems, Inc.
     investors@opticonsystemsinc.com

_______________________
Source: OptiCon Systems, Inc.